                        LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
               SHARES OF 4.28% SERIES CUMULATIVE PREFERRED STOCK
                            CUSIP NUMBER 845437 10 2
                                       OF
                      SOUTHWESTERN ELECTRIC POWER COMPANY
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY
                      CENTRAL AND SOUTH WEST CORPORATION,
                    DATED MARCH 18, 1997, FOR PURCHASE AT A
                       PURCHASE PRICE OF $71.73 PER SHARE
                                     AND/OR
                     VOTED PURSUANT TO THE PROXY STATEMENT
                                       OF
                      SOUTHWESTERN ELECTRIC POWER COMPANY

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., CENTRAL TIME, ON
            WEDNESDAY, APRIL 16, 1997, UNLESS THE OFFER IS EXTENDED.

           THE PROXY CONTAINED IN THIS DOCUMENT IS IN RESPECT OF THE
      SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 1997, OR ON
           SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

                     BY MAIL:                                 BY HAND OR OVERNIGHT COURIER:

           Tender & Exchange Department                        Tender & Exchange Department
                  P.O. Box 11248                                    101 Barclay Street
              Church Street Station                             Receive and Deliver window
          New York, New York 10286-1248                          New York, New York 10286

                           BY FACSIMILE TRANSMISSION:
                        (for Eligible Institutions only)
                                 (212) 815-6213

                     INFORMATION AND CONFIRM BY TELEPHONE:
                                 (800) 507-9357

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)

(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))

    PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CENTRAL AND SOUTH WEST CORPORATION WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, SOUTHWESTERN ELECTRIC POWER COMPANY WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

    HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON MARCH 21, 1997 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD ON THE RECORD DATE OF SUCH SHARES. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES MARCH 19, 1997 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE, TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

    NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

    The undersigned hereby appoints Michael D. Smith, Karen C. Martin, and Joe Lambright, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting, all the shares of cumulative preferred stock of Southwestern Electric Power Company ("SWEPCO") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Wednesday, April 16, 1997, or any adjournment(s) or postponement(s) thereof.

    NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

    THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SWEPCO. The proxy contained herein, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1.

    Indicate your vote by an (X). The Board of Directors recommends voting FOR
Item 1.

ITEM 1.

    HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

    To remove from the Restated Certificate of Incorporation subparagraph (c) of paragraph 5 of Article Fourth in its entirety, which limits SWEPCO's ability to issue unsecured indebtedness.

                  / /  FOR      / /  AGAINST      / /  ABSTAIN

    SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

    Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of SWEPCO its entitlement to exercise or transfer this Proxy.

    This will ordinarily require an assignment by such record holders in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting. / /

                            SIGNATURE(S) OF OWNER(S)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------

Dated:
--------------------------------------, 1997

Name(s):
-------------------------------------------------------------

 .....................................................

                                 (PLEASE PRINT)

Capacity (full title):
---------------------------------------------------

Address:
-------------------------------------------------------------

 .....................................................

                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:
------------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                                                    DESCRIPTION OF SHARES
                                 (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION
                                                  APPEARS ON CERTIFICATE(S))
                                         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                                          TOTAL NUMBER OF                              NUMBER OF SHARES NOT
                                                       SHARES REPRESENTED BY        NUMBER OF           TENDERED BUT AS TO
  CERTIFICATE NUMBER(S)*                                  CERTIFICATE(S)*       SHARES TENDERED**    WHICH PROXIES GIVEN ONLY

*   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

    If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-507-9357. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee.

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
----------------------------

Name:
----------------------------

Name of Firm:
----------------------------

Address of Firm:
----------------------------

Area Code and Telephone No.:
----------------------------

Dated:
----------------------------, 1997

      IF SELLING SHARES SUBSEQUENT TO MARCH 18, 1997, A RECORD HOLDER MUST
                    COMPLETE THE FOLLOWING IRREVOCABLE PROXY

           PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
              PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
                  WAS NOT A HOLDER OF RECORD ON MARCH 18, 1997

                               IRREVOCABLE PROXY
                         with respect to shares of the
                    4.28% Series Cumulative Preferred Stock
                                       of
                 SOUTHWESTERN ELECTRIC POWER COMPANY ("SWEPCO")

                  the undersigned hereby irrevocably appoints
                         ______________________________
                        Type or Print Name of Transferee

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on March 18, 1997, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such shares on any and all matters.

    This proxy shall be effective whether or not the shares indicated below are tendered in the Offer.

    This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

    All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and SWEPCO upon the terms and subject to the conditions of the Offer.

                                    DESCRIPTION OF PREFERRED STOCK
          CERTIFICATE NUMBER(S) (ATTACH                              AGGREGATE NUMBER
                LIST IF NECESSARY)                                      OF SHARES

                                                    TOTAL:

              Signature of Record or                              Signature of Record or
               Authorized Signatory                                Authorized Signatory

                Type of Print Name                                  Type or Print Name

                   Dated: , 19                                         Dated: , 19

Tax Identification or Social Security No(s).

Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the
Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

                       Name                                              Address
                   Please Print                                      Include Zip Code
                                                                  Area Code and Tel. No.

Capacity (Full Title) __________________________________________________________
________________________________________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm: __________________________________________________________________
Authorized Signature: __________________________________________________________
Title: _________________________________________________________________________
Dated: _______________________________________________________________, 19______

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL
      AND PROXY MUST BE COMPLETED, INCLUDING THE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN TO THE DEPOSITARY AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED ABOVE AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

    DO NOT SEND ANY CERTIFICATES TO GOLDMAN, SACHS & CO., SMITH BARNEY INC., D.F. KING & CO., INC., CENTRAL AND SOUTH WEST CORPORATION, OR SOUTHWESTERN ELECTRIC POWER COMPANY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED.

    This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded herewith or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below).

    Preferred Shareholders who wish to tender Shares yet who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO CENTRAL AND SOUTH WEST CORPORATION, SOUTHWESTERN ELECTRIC POWER COMPANY OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

/ /    CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

    A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

    / / A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

    / /    A vote FOR the Proposed Amendment will be cast at the Special
       Meeting.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

       Name of tendering institution:
     ------------------------------------------------------------------------
     / /  DTC                    / /  PDTC
     Account No:
     ---------------------------------------------------------------------------
     Transaction Code No:
 -------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)
-------------------------------------------------------------------

Date of execution of Notice of Guaranteed Delivery and Proxy
-----------------------------------------------

Name of institution that guaranteed delivery
------------------------------------------------------------

If delivery is by book-entry transfer:

Name of tendering institution
--------------------------------------------------------------------------

Account no.
---------------------- at / /  DTC    / /  PDTC

Transaction Code No.
--------------------------------------------------------------------------------

    A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

        / / A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

        / / A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

        / / A valid vote FOR the Proposed Amendment will be cast at the Special Meeting.

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The abovesigned hereby tenders to Central and South West Corporation, a Delaware corporation ("CSW"), the shares in the amount set forth in the box above labeled "Description of Shares Tendered" pursuant to CSW's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Southwestern Electric Power Company ("SWEPCO"), a Delaware corporation and direct utility subsidiary of CSW, shown on the first page hereof and to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated March 18, 1997 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO SWEPCO'S RESTATED CERTIFICATE OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). See "Proposed Amendment and Proxy Solicitation", "Terms of the Offer--Extension of Tender Period; Termination; Amendments" and "Terms of the Offer--Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, CSW all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of CSW, (b) present such Shares for registration and transfer on the books of SWEPCO and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from CSW and transmitting payment to tendering shareholders.

    The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by CSW, CSW will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or CSW to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

    All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

    The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer. CSW's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and CSW upon the terms and subject to the conditions of the Offer.

    The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, CSW may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

    Unless otherwise indicated in the box below under the heading "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Unless otherwise indicated in the box below under the heading "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that CSW has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if CSW does not accept for payment any of the Shares so tendered.


       SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 1, 4, 6 AND 7)             (SEE INSTRUCTIONS 4, 6 AND 7)
    To be completed ONLY if the check for       To be completed ONLY if the check for
the purchase price of Shares purchased,         the purchase price of Shares
the certificates for Shares not tendered    purchased, the certificates for Shares not
or not purchased or the check for the Cash  tendered or not purchased or the check for
Payment are to be issued in the name of     the Cash Payment are to be mailed to
someone other than the abovesigned.         someone other than the abovesigned or to
Issue  / / check and/or                     the abovesigned at an address other than
      / / certificate(s) to:                that shown below the abovesigned's
Name                                        signature(s).
              (PLEASE PRINT)                Mail  / / check and/or
Address                                          / / certificate(s) to:
            (INCLUDE ZIP CODE)              Name
       (TAXPAYER IDENTIFICATION OR                        (PLEASE PRINT)
         SOCIAL SECURITY NUMBER)            Address
                                                        (INCLUDE ZIP CODE)

                                LOST CERTIFICATES BOX

    / / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN AND
        WISH TO TENDER HAVE BEEN DESTROYED OR STOLEN. (SEE INSTRUCTION 12.)
      Number of Shares represented by lost, destroyed or stolen certificates:
        ---------------

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

    As provided in Instruction 10, CSW will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer in transactions for beneficial owners of fewer than 2,500 Shares and a solicitation fee of $1.00 per Share in transactions for beneficial owners of 2,500 or more Shares, provided that solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Managers and 20% to any Soliciting Dealer (which may be a Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

    The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:
Name of Firm: __________________________________________________________________

                                 (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: _______________________________________________________

Telephone Number of Broker
or Financial Consultant: _______________________________________________________

Identification Number (if known):
Address: _______________________________________________________________________

                               (INCLUDE ZIP CODE)

    The following is to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER                                  NUMBER OF SHARES TENDERED
                                (ATTACH ADDITIONAL LIST IF NECESSARY)

    The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by CSW; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

    THE PAYMENT OF COMPENSATION TO ANY SOLICITING DEALER IS DEPENDENT ON SUCH SOLICITING DEALER RETURNING A NOTICE OF SOLICITED TENDERS TO THE DEPOSITARY.

                 (IF SHARES ARE BEING TENDERED, PLEASE COMPLETE
            SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE)
SIGN HERE: _____________________________________________________________________

                             Signature of Owner(s)
                                         _______________________________________

                             Signature of Owner(s)

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by CSW (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other documents required by this Letter of Transmittal and Proxy must be received by the Depositary by 5:00 p.m. (central time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

    THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Price; Expiration Date Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal and Proxy (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO SWEPCO'S RESTATED CERTIFICATE OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this

Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is taken to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained within this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "PROPOSED AMENDMENT AND PROXY SOLICITATION" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of SWEPCO on the Record Date (as defined in the Offer to Purchase and Proxy Statement). Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record on the Record Date of such Shares. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of SWEPCO his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on Wednesday, March 19, 1997 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

    4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions", as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered or voted under either Tender and Proxy Document is held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

    If any of the Shares tendered or voted under either Tender and Proxy Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations of certificates.

    If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to CSW of the authority of such person to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, CSW will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price and Dividend" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)", then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

    8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder or a Preferred Shareholder voting in favor of the Proposed Amendment is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to 31% federal income tax backup withholding on the payment of the purchase price for the Shares or the Cash Payment. If the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Preferred Shareholder may write "Applied For" in the space for the TIN in Part 1 of Substitute Form W-9. If the Preferred Shareholder writes "Applied For" in the space for the TIN in Substitute Form W-9 and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on the payment of the purchase price for the Shares or the Cash Payment.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at CSW's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

    10. SOLICITED TENDERS. CSW will pay a solicitation fee of $1.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer in transactions for beneficial owners of fewer than 2,500 Shares and a solicitation fee of $1.00 per Share in transactions for beneficial owners of 2,500 or more Shares, provided that solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Managers and 20% to any Soliciting Dealer (which may be a Dealer Manager), covered by the Letter of Transmittal and Proxy which designates, under the heading "Solicited Tenders", as having solicited and obtained the tender, the name of (a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the

Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of CSW, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

    11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by CSW, in its sole discretion, and its determination shall be final and binding. CSW reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of CSW's counsel, be unlawful. CSW also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and CSW's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as CSW shall determine. None of CSW, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

    12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the Preferred Shareholder should promptly notify the Depositary by checking the Lost Certificates Box immediately following the Special Payment Instructions/Special Delivery Instructions and indicating the number of Shares lost, destroyed or stolen. The Preferred Shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement): (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

    IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY (OR A FACSIMILE COPY HEREOF), DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT).

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with such Preferred Shareholder's correct TIN on Substitute Form W-9 below or, if applicable, a properly completed Form W-8 (Certificate of Foreign Status). If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Preferred Shareholder may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                  PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on a Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder is exempt from federal income tax backup withholding or
(b) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (c) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code on the Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

    The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                PAYER'S NAME: THE BANK OF NEW YORK
SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN IN      Social Security Number OR
FORM W-9                     THE BOX AT RIGHT AND CERTIFY BY       Employer Identification Number
                             SIGNING AND DATING BELOW.              TIN ------------------------
                             Name (Please Print)                 PART 2--
                             Address                             For Payees Exempt from Backup
                             City State Zip Code                 Withholding (See Guidelines)
                                                                 ---------------------
                             PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                             (1) the number shown on this form is my correct taxpayer
                             identification number (or a TIN has not been issued to me but I have applied for a TIN or intend to do so in the near future), and (2) I am not subject to backup withholding either because I am exempt from backup withholding or I have not been notified by the Internal Revenue
PAYER'S REQUEST FOR          Service (the "IRS") that I am subject to backup withholding as a
TAXPAYER
IDENTIFICATION NUMBER (TIN)  result of a failure to report all interest or dividends or the IRS has
AND CERTIFICATION            notified me that I am no longer subject to backup withholding. I understand that, if I have written "Applied For" in the space for the
                             TIN in Part 1, I must provide a TIN by the time of payment, or 31% of the Cash Payment or the payment of the purchase price of the Shares made to me will be withheld.

                             SIGNATURE DATE, 1997
                             You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                             NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
                             WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER
                             OR PROXY SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
                             CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
                             FOR ADDITIONAL DETAILS.

                              THE DEALER MANAGERS:

               GOLDMAN, SACHS & CO.                                 SMITH BARNEY INC.
                 85 Broad Street                                   388 Greenwich Street
             New York, New York 10004                            New York, New York 10013
                  (800) 828-3182                                      (800) 655-4811
                                                                Attention: Paul S. Galant

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                           (800) 290-6432 (Toll Free)

                        LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
               SHARES OF 4.65% SERIES CUMULATIVE PREFERRED STOCK
                            CUSIP NUMBER 845437 20 1
                                       OF
                      SOUTHWESTERN ELECTRIC POWER COMPANY
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY
                      CENTRAL AND SOUTH WEST CORPORATION,
                    DATED MARCH 18, 1997, FOR PURCHASE AT A
                       PURCHASE PRICE OF $77.93 PER SHARE
                                     AND/OR
                     VOTED PURSUANT TO THE PROXY STATEMENT
                                       OF
                      SOUTHWESTERN ELECTRIC POWER COMPANY

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., CENTRAL TIME, ON
            WEDNESDAY, APRIL 16, 1997, UNLESS THE OFFER IS EXTENDED.

           THE PROXY CONTAINED IN THIS DOCUMENT IS IN RESPECT OF THE
      SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 1997, OR ON
           SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

                     BY MAIL:                                 BY HAND OR OVERNIGHT COURIER:

           Tender & Exchange Department                        Tender & Exchange Department
                  P.O. Box 11248                                    101 Barclay Street
              Church Street Station                             Receive and Deliver window
          New York, New York 10286-1248                          New York, New York 10286

                           BY FACSIMILE TRANSMISSION:
                        (for Eligible Institutions only)
                                 (212) 815-6213

                     INFORMATION AND CONFIRM BY TELEPHONE:
                                 (800) 507-9357

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)

(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))

    PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CENTRAL AND SOUTH WEST CORPORATION WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, SOUTHWESTERN ELECTRIC POWER COMPANY WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

    HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON MARCH 21, 1997 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD ON THE RECORD DATE OF SUCH SHARES. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES MARCH 19, 1997 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE, TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

    NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

    The undersigned hereby appoints Michael D. Smith, Karen C. Martin, and Joe Lambright, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting, all the shares of cumulative preferred stock of Southwestern Electric Power Company ("SWEPCO") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Wednesday, April 16, 1997, or any adjournment(s) or postponement(s) thereof.

    NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

    THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SWEPCO. The proxy contained herein, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1.

    Indicate your vote by an (X). The Board of Directors recommends voting FOR
Item 1.

ITEM 1.

    HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

    To remove from the Restated Certificate of Incorporation subparagraph (c) of paragraph 5 of Article Fourth in its entirety, which limits SWEPCO's ability to issue unsecured indebtedness.

                  / /  FOR      / /  AGAINST      / /  ABSTAIN

    SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

    Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of SWEPCO its entitlement to exercise or transfer this Proxy.

    This will ordinarily require an assignment by such record holders in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting. / /

                            SIGNATURE(S) OF OWNER(S)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------

Dated:
--------------------------------------, 1997

Name(s):
-------------------------------------------------------------

 .....................................................

                                 (PLEASE PRINT)

Capacity (full title):
---------------------------------------------------

Address:
-------------------------------------------------------------

 .....................................................

                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:
------------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                                                    DESCRIPTION OF SHARES
                                 (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION
                                                  APPEARS ON CERTIFICATE(S))
                                         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                                          TOTAL NUMBER OF                              NUMBER OF SHARES NOT
                                                       SHARES REPRESENTED BY        NUMBER OF           TENDERED BUT AS TO
  CERTIFICATE NUMBER(S)*                                  CERTIFICATE(S)*       SHARES TENDERED**    WHICH PROXIES GIVEN ONLY

*   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

    If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-507-9357. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee.

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
----------------------------

Name:
----------------------------

Name of Firm:
----------------------------

Address of Firm:
----------------------------

Area Code and Telephone No.:
----------------------------

Dated:
----------------------------, 1997

      IF SELLING SHARES SUBSEQUENT TO MARCH 18, 1997, A RECORD HOLDER MUST
                    COMPLETE THE FOLLOWING IRREVOCABLE PROXY

           PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
              PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
                  WAS NOT A HOLDER OF RECORD ON MARCH 18, 1997

                               IRREVOCABLE PROXY
                         with respect to shares of the
                    4.65% Series Cumulative Preferred Stock
                                       of
                 SOUTHWESTERN ELECTRIC POWER COMPANY ("SWEPCO")

                  the undersigned hereby irrevocably appoints
                         ______________________________
                        Type or Print Name of Transferee

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on March 18, 1997, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such shares on any and all matters.

    This proxy shall be effective whether or not the shares indicated below are tendered in the Offer.

    This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

    All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and SWEPCO upon the terms and subject to the conditions of the Offer.

                                    DESCRIPTION OF PREFERRED STOCK
          CERTIFICATE NUMBER(S) (ATTACH                              AGGREGATE NUMBER
                LIST IF NECESSARY)                                      OF SHARES

                                                    TOTAL:

              Signature of Record or                              Signature of Record or
               Authorized Signatory                                Authorized Signatory

                Type of Print Name                                  Type or Print Name

                   Dated: , 19                                         Dated: , 19

Tax Identification or Social Security No(s).

Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the
Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

                       Name                                              Address
                   Please Print                                      Include Zip Code
                                                                  Area Code and Tel. No.

Capacity (Full Title) __________________________________________________________
________________________________________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm: __________________________________________________________________
Authorized Signature: __________________________________________________________
Title: _________________________________________________________________________
Dated: _______________________________________________________________, 19______

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL
      AND PROXY MUST BE COMPLETED, INCLUDING THE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN TO THE DEPOSITARY AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED ABOVE AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

    DO NOT SEND ANY CERTIFICATES TO GOLDMAN, SACHS & CO., SMITH BARNEY INC., D.F. KING & CO., INC., CENTRAL AND SOUTH WEST CORPORATION, OR SOUTHWESTERN ELECTRIC POWER COMPANY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED.

    This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded herewith or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below).

    Preferred Shareholders who wish to tender Shares yet who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO CENTRAL AND SOUTH WEST CORPORATION, SOUTHWESTERN ELECTRIC POWER COMPANY OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

/ /    CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

    A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

    / / A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

    / /    A vote FOR the Proposed Amendment will be cast at the Special
       Meeting.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

       Name of tendering institution:
     ------------------------------------------------------------------------
     / /  DTC                    / /  PDTC
     Account No:
     ---------------------------------------------------------------------------
     Transaction Code No:
 -------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)
-------------------------------------------------------------------

Date of execution of Notice of Guaranteed Delivery and Proxy
-----------------------------------------------

Name of institution that guaranteed delivery
------------------------------------------------------------

If delivery is by book-entry transfer:

Name of tendering institution
--------------------------------------------------------------------------

Account no.
---------------------- at / /  DTC    / /  PDTC

Transaction Code No.
--------------------------------------------------------------------------------

    A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

        / / A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

        / / A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

        / / A valid vote FOR the Proposed Amendment will be cast at the Special Meeting.

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The abovesigned hereby tenders to Central and South West Corporation, a Delaware corporation ("CSW"), the shares in the amount set forth in the box above labeled "Description of Shares Tendered" pursuant to CSW's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Southwestern Electric Power Company ("SWEPCO"), a Delaware corporation and direct utility subsidiary of CSW, shown on the first page hereof and to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated March 18, 1997 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO SWEPCO'S RESTATED CERTIFICATE OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). See "Proposed Amendment and Proxy Solicitation", "Terms of the Offer--Extension of Tender Period; Termination; Amendments" and "Terms of the Offer--Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, CSW all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of CSW, (b) present such Shares for registration and transfer on the books of SWEPCO and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from CSW and transmitting payment to tendering shareholders.

    The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by CSW, CSW will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or CSW to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

    All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

    The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer. CSW's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and CSW upon the terms and subject to the conditions of the Offer.

    The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, CSW may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

    Unless otherwise indicated in the box below under the heading "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Unless otherwise indicated in the box below under the heading "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that CSW has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if CSW does not accept for payment any of the Shares so tendered.


       SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 1, 4, 6 AND 7)             (SEE INSTRUCTIONS 4, 6 AND 7)
    To be completed ONLY if the check for       To be completed ONLY if the check for
the purchase price of Shares purchased,         the purchase price of Shares
the certificates for Shares not tendered    purchased, the certificates for Shares not
or not purchased or the check for the Cash  tendered or not purchased or the check for
Payment are to be issued in the name of     the Cash Payment are to be mailed to
someone other than the abovesigned.         someone other than the abovesigned or to
Issue  / / check and/or                     the abovesigned at an address other than
      / / certificate(s) to:                that shown below the abovesigned's
Name                                        signature(s).
              (PLEASE PRINT)                Mail  / / check and/or
Address                                          / / certificate(s) to:
            (INCLUDE ZIP CODE)              Name
       (TAXPAYER IDENTIFICATION OR                        (PLEASE PRINT)
         SOCIAL SECURITY NUMBER)            Address
                                                        (INCLUDE ZIP CODE)

                                LOST CERTIFICATES BOX

    / / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN AND
        WISH TO TENDER HAVE BEEN DESTROYED OR STOLEN. (SEE INSTRUCTION 12.)
      Number of Shares represented by lost, destroyed or stolen certificates:
        ---------------

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

    As provided in Instruction 10, CSW will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer in transactions for beneficial owners of fewer than 2,500 Shares and a solicitation fee of $1.00 per Share in transactions for beneficial owners of 2,500 or more Shares, provided that solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Managers and 20% to any Soliciting Dealer (which may be a Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

    The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:
Name of Firm: __________________________________________________________________

                                 (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: _______________________________________________________

Telephone Number of Broker
or Financial Consultant: _______________________________________________________

Identification Number (if known):
Address: _______________________________________________________________________

                               (INCLUDE ZIP CODE)

    The following is to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER                                  NUMBER OF SHARES TENDERED
                                (ATTACH ADDITIONAL LIST IF NECESSARY)

    The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by CSW; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

    THE PAYMENT OF COMPENSATION TO ANY SOLICITING DEALER IS DEPENDENT ON SUCH SOLICITING DEALER RETURNING A NOTICE OF SOLICITED TENDERS TO THE DEPOSITARY.

                 (IF SHARES ARE BEING TENDERED, PLEASE COMPLETE
            SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE)
SIGN HERE: _____________________________________________________________________

                             Signature of Owner(s)
                                         _______________________________________

                             Signature of Owner(s)

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by CSW (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other documents required by this Letter of Transmittal and Proxy must be received by the Depositary by 5:00 p.m. (central time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

    THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Price; Expiration Date Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal and Proxy (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO SWEPCO'S RESTATED CERTIFICATE OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this

Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is taken to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained within this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "PROPOSED AMENDMENT AND PROXY SOLICITATION" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of SWEPCO on the Record Date (as defined in the Offer to Purchase and Proxy Statement). Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record on the Record Date of such Shares. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of SWEPCO his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on Wednesday, March 19, 1997 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

    4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions", as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered or voted under either Tender and Proxy Document is held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

    If any of the Shares tendered or voted under either Tender and Proxy Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations of certificates.

    If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to CSW of the authority of such person to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, CSW will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price and Dividend" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)", then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

    8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder or a Preferred Shareholder voting in favor of the Proposed Amendment is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to 31% federal income tax backup withholding on the payment of the purchase price for the Shares or the Cash Payment. If the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Preferred Shareholder may write "Applied For" in the space for the TIN in Part 1 of Substitute Form W-9. If the Preferred Shareholder writes "Applied For" in the space for the TIN in Substitute Form W-9 and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on the payment of the purchase price for the Shares or the Cash Payment.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at CSW's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

    10. SOLICITED TENDERS. CSW will pay a solicitation fee of $1.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer in transactions for beneficial owners of fewer than 2,500 Shares and a solicitation fee of $1.00 per Share in transactions for beneficial owners of 2,500 or more Shares, provided that solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Managers and 20% to any Soliciting Dealer (which may be a Dealer Manager), covered by the Letter of Transmittal and Proxy which designates, under the heading "Solicited Tenders", as having solicited and obtained the tender, the name of (a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the

Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of CSW, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

    11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by CSW, in its sole discretion, and its determination shall be final and binding. CSW reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of CSW's counsel, be unlawful. CSW also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and CSW's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as CSW shall determine. None of CSW, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

    12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the Preferred Shareholder should promptly notify the Depositary by checking the Lost Certificates Box immediately following the Special Payment Instructions/Special Delivery Instructions and indicating the number of Shares lost, destroyed or stolen. The Preferred Shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement): (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

    IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY (OR A FACSIMILE COPY HEREOF), DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT).

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with such Preferred Shareholder's correct TIN on Substitute Form W-9 below or, if applicable, a properly completed Form W-8 (Certificate of Foreign Status). If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Preferred Shareholder may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                  PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on a Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder is exempt from federal income tax backup withholding or
(b) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (c) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code on the Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

    The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                PAYER'S NAME: THE BANK OF NEW YORK
SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN IN      Social Security Number OR
FORM W-9                     THE BOX AT RIGHT AND CERTIFY BY       Employer Identification Number
                             SIGNING AND DATING BELOW.              TIN ------------------------
                             Name (Please Print)                 PART 2--
                             Address                             For Payees Exempt from Backup
                             City State Zip Code                 Withholding (See Guidelines)
                                                                 ---------------------
                             PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                             (1) the number shown on this form is my correct taxpayer
                             identification number (or a TIN has not been issued to me but I have applied for a TIN or intend to do so in the near future), and (2) I am not subject to backup withholding either because I am exempt from backup withholding or I have not been notified by the Internal Revenue
PAYER'S REQUEST FOR          Service (the "IRS") that I am subject to backup withholding as a
TAXPAYER
IDENTIFICATION NUMBER (TIN)  result of a failure to report all interest or dividends or the IRS has
AND CERTIFICATION            notified me that I am no longer subject to backup withholding. I understand that, if I have written "Applied For" in the space for the
                             TIN in Part 1, I must provide a TIN by the time of payment, or 31% of the Cash Payment or the payment of the purchase price of the Shares made to me will be withheld.

                             SIGNATURE DATE, 1997
                             You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                             NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
                             WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER
                             OR PROXY SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
                             CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
                             FOR ADDITIONAL DETAILS.

                              THE DEALER MANAGERS:

               GOLDMAN, SACHS & CO.                                 SMITH BARNEY INC.
                 85 Broad Street                                   388 Greenwich Street
             New York, New York 10004                            New York, New York 10013
                  (800) 828-3182                                      (800) 655-4811
                                                                Attention: Paul S. Galant

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                           (800) 290-6432 (Toll Free)

                        LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
               SHARES OF 5.00% SERIES CUMULATIVE PREFERRED STOCK
                            CUSIP NUMBER 845437 30 0
                                       OF
                      SOUTHWESTERN ELECTRIC POWER COMPANY
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY
                      CENTRAL AND SOUTH WEST CORPORATION,
                    DATED MARCH 18, 1997, FOR PURCHASE AT A
                       PURCHASE PRICE OF $78.53 PER SHARE
                                     AND/OR
                     VOTED PURSUANT TO THE PROXY STATEMENT
                                       OF
                      SOUTHWESTERN ELECTRIC POWER COMPANY

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., CENTRAL TIME, ON
            WEDNESDAY, APRIL 16, 1997, UNLESS THE OFFER IS EXTENDED.

           THE PROXY CONTAINED IN THIS DOCUMENT IS IN RESPECT OF THE
      SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 1997, OR ON
           SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

                     BY MAIL:                                 BY HAND OR OVERNIGHT COURIER:

           Tender & Exchange Department                        Tender & Exchange Department
                  P.O. Box 11248                                    101 Barclay Street
              Church Street Station                             Receive and Deliver window
          New York, New York 10286-1248                          New York, New York 10286

                           BY FACSIMILE TRANSMISSION:
                        (for Eligible Institutions only)
                                 (212) 815-6213

                     INFORMATION AND CONFIRM BY TELEPHONE:
                                 (800) 507-9357

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)

(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))

    PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CENTRAL AND SOUTH WEST CORPORATION WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, SOUTHWESTERN ELECTRIC POWER COMPANY WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

    HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON MARCH 21, 1997 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD ON THE RECORD DATE OF SUCH SHARES. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES MARCH 19, 1997 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE, TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

    NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

    The undersigned hereby appoints Michael D. Smith, Karen C. Martin, and Joe Lambright, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting, all the shares of cumulative preferred stock of Southwestern Electric Power Company ("SWEPCO") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Wednesday, April 16, 1997, or any adjournment(s) or postponement(s) thereof.

    NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

    THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SWEPCO. The proxy contained herein, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1.

    Indicate your vote by an (X). The Board of Directors recommends voting FOR
Item 1.

ITEM 1.

    HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

    To remove from the Restated Certificate of Incorporation subparagraph (c) of paragraph 5 of Article Fourth in its entirety, which limits SWEPCO's ability to issue unsecured indebtedness.

                  / /  FOR      / /  AGAINST      / /  ABSTAIN

    SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

    Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of SWEPCO its entitlement to exercise or transfer this Proxy.

    This will ordinarily require an assignment by such record holders in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting. / /

                            SIGNATURE(S) OF OWNER(S)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------

Dated:
--------------------------------------, 1997

Name(s):
-------------------------------------------------------------

 .....................................................

                                 (PLEASE PRINT)

Capacity (full title):
---------------------------------------------------

Address:
-------------------------------------------------------------

 .....................................................

                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:
------------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                                                    DESCRIPTION OF SHARES
                                 (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION
                                                  APPEARS ON CERTIFICATE(S))
                                         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                                          TOTAL NUMBER OF                              NUMBER OF SHARES NOT
                                                       SHARES REPRESENTED BY        NUMBER OF           TENDERED BUT AS TO
  CERTIFICATE NUMBER(S)*                                  CERTIFICATE(S)*       SHARES TENDERED**    WHICH PROXIES GIVEN ONLY

*   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

    If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-507-9357. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee.

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
----------------------------

Name:
----------------------------

Name of Firm:
----------------------------

Address of Firm:
----------------------------

Area Code and Telephone No.:
----------------------------

Dated:
----------------------------, 1997

      IF SELLING SHARES SUBSEQUENT TO MARCH 18, 1997, A RECORD HOLDER MUST
                    COMPLETE THE FOLLOWING IRREVOCABLE PROXY

           PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
              PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
                  WAS NOT A HOLDER OF RECORD ON MARCH 18, 1997

                               IRREVOCABLE PROXY
                         with respect to shares of the
                    5.00% Series Cumulative Preferred Stock
                                       of
                 SOUTHWESTERN ELECTRIC POWER COMPANY ("SWEPCO")

                  the undersigned hereby irrevocably appoints
                         ______________________________
                        Type or Print Name of Transferee

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on March 18, 1997, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such shares on any and all matters.

    This proxy shall be effective whether or not the shares indicated below are tendered in the Offer.

    This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

    All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and SWEPCO upon the terms and subject to the conditions of the Offer.

                                    DESCRIPTION OF PREFERRED STOCK
          CERTIFICATE NUMBER(S) (ATTACH                              AGGREGATE NUMBER
                LIST IF NECESSARY)                                      OF SHARES

                                                    TOTAL:

              Signature of Record or                              Signature of Record or
               Authorized Signatory                                Authorized Signatory

                Type of Print Name                                  Type or Print Name

                   Dated: , 19                                         Dated: , 19

Tax Identification or Social Security No(s).

Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the
Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

                       Name                                              Address
                   Please Print                                      Include Zip Code
                                                                  Area Code and Tel. No.

Capacity (Full Title) __________________________________________________________
________________________________________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm: __________________________________________________________________
Authorized Signature: __________________________________________________________
Title: _________________________________________________________________________
Dated: _______________________________________________________________, 19______

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL
      AND PROXY MUST BE COMPLETED, INCLUDING THE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN TO THE DEPOSITARY AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED ABOVE AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

    DO NOT SEND ANY CERTIFICATES TO GOLDMAN, SACHS & CO., SMITH BARNEY INC., D.F. KING & CO., INC., CENTRAL AND SOUTH WEST CORPORATION, OR SOUTHWESTERN ELECTRIC POWER COMPANY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED.

    This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded herewith or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below).

    Preferred Shareholders who wish to tender Shares yet who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO CENTRAL AND SOUTH WEST CORPORATION, SOUTHWESTERN ELECTRIC POWER COMPANY OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

/ /    CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

    A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

    / / A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

    / /    A vote FOR the Proposed Amendment will be cast at the Special
       Meeting.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

       Name of tendering institution:
     ------------------------------------------------------------------------
     / /  DTC                    / /  PDTC
     Account No:
     ---------------------------------------------------------------------------
     Transaction Code No:
 -------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)
-------------------------------------------------------------------

Date of execution of Notice of Guaranteed Delivery and Proxy
-----------------------------------------------

Name of institution that guaranteed delivery
------------------------------------------------------------

If delivery is by book-entry transfer:

Name of tendering institution
--------------------------------------------------------------------------

Account no.
---------------------- at / /  DTC    / /  PDTC

Transaction Code No.
--------------------------------------------------------------------------------

    A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

        / / A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

        / / A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

        / / A valid vote FOR the Proposed Amendment will be cast at the Special Meeting.

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The abovesigned hereby tenders to Central and South West Corporation, a Delaware corporation ("CSW"), the shares in the amount set forth in the box above labeled "Description of Shares Tendered" pursuant to CSW's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Southwestern Electric Power Company ("SWEPCO"), a Delaware corporation and direct utility subsidiary of CSW, shown on the first page hereof and to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated March 18, 1997 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO SWEPCO'S RESTATED CERTIFICATE OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). See "Proposed Amendment and Proxy Solicitation", "Terms of the Offer--Extension of Tender Period; Termination; Amendments" and "Terms of the Offer--Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, CSW all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of CSW, (b) present such Shares for registration and transfer on the books of SWEPCO and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from CSW and transmitting payment to tendering shareholders.

    The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by CSW, CSW will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or CSW to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

    All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

    The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer. CSW's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and CSW upon the terms and subject to the conditions of the Offer.

    The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, CSW may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

    Unless otherwise indicated in the box below under the heading "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Unless otherwise indicated in the box below under the heading "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that CSW has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if CSW does not accept for payment any of the Shares so tendered.


       SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 1, 4, 6 AND 7)             (SEE INSTRUCTIONS 4, 6 AND 7)
    To be completed ONLY if the check for       To be completed ONLY if the check for
the purchase price of Shares purchased,         the purchase price of Shares
the certificates for Shares not tendered    purchased, the certificates for Shares not
or not purchased or the check for the Cash  tendered or not purchased or the check for
Payment are to be issued in the name of     the Cash Payment are to be mailed to
someone other than the abovesigned.         someone other than the abovesigned or to
Issue  / / check and/or                     the abovesigned at an address other than
      / / certificate(s) to:                that shown below the abovesigned's
Name                                        signature(s).
              (PLEASE PRINT)                Mail  / / check and/or
Address                                          / / certificate(s) to:
            (INCLUDE ZIP CODE)              Name
       (TAXPAYER IDENTIFICATION OR                        (PLEASE PRINT)
         SOCIAL SECURITY NUMBER)            Address
                                                        (INCLUDE ZIP CODE)

                                LOST CERTIFICATES BOX

    / / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN AND
        WISH TO TENDER HAVE BEEN DESTROYED OR STOLEN. (SEE INSTRUCTION 12.)
      Number of Shares represented by lost, destroyed or stolen certificates:
        ---------------

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

    As provided in Instruction 10, CSW will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer in transactions for beneficial owners of fewer than 2,500 Shares and a solicitation fee of $1.00 per Share in transactions for beneficial owners of 2,500 or more Shares, provided that solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Managers and 20% to any Soliciting Dealer (which may be a Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

    The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:
Name of Firm: __________________________________________________________________

                                 (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: _______________________________________________________

Telephone Number of Broker
or Financial Consultant: _______________________________________________________

Identification Number (if known):
Address: _______________________________________________________________________

                               (INCLUDE ZIP CODE)

    The following is to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER                                  NUMBER OF SHARES TENDERED
                                (ATTACH ADDITIONAL LIST IF NECESSARY)

    The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by CSW; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

    THE PAYMENT OF COMPENSATION TO ANY SOLICITING DEALER IS DEPENDENT ON SUCH SOLICITING DEALER RETURNING A NOTICE OF SOLICITED TENDERS TO THE DEPOSITARY.

                 (IF SHARES ARE BEING TENDERED, PLEASE COMPLETE
            SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE)
SIGN HERE: _____________________________________________________________________

                             Signature of Owner(s)
                                         _______________________________________

                             Signature of Owner(s)

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by CSW (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other documents required by this Letter of Transmittal and Proxy must be received by the Depositary by 5:00 p.m. (central time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

    THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Price; Expiration Date Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal and Proxy (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO SWEPCO'S RESTATED CERTIFICATE OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this

Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is taken to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained within this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "PROPOSED AMENDMENT AND PROXY SOLICITATION" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of SWEPCO on the Record Date (as defined in the Offer to Purchase and Proxy Statement). Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record on the Record Date of such Shares. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of SWEPCO his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on Wednesday, March 19, 1997 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

    4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions", as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered or voted under either Tender and Proxy Document is held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

    If any of the Shares tendered or voted under either Tender and Proxy Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations of certificates.

    If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to CSW of the authority of such person to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, CSW will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price and Dividend" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)", then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

    8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder or a Preferred Shareholder voting in favor of the Proposed Amendment is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to 31% federal income tax backup withholding on the payment of the purchase price for the Shares or the Cash Payment. If the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Preferred Shareholder may write "Applied For" in the space for the TIN in Part 1 of Substitute Form W-9. If the Preferred Shareholder writes "Applied For" in the space for the TIN in Substitute Form W-9 and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on the payment of the purchase price for the Shares or the Cash Payment.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at CSW's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

    10. SOLICITED TENDERS. CSW will pay a solicitation fee of $1.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer in transactions for beneficial owners of fewer than 2,500 Shares and a solicitation fee of $1.00 per Share in transactions for beneficial owners of 2,500 or more Shares, provided that solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Managers and 20% to any Soliciting Dealer (which may be a Dealer Manager), covered by the Letter of Transmittal and Proxy which designates, under the heading "Solicited Tenders", as having solicited and obtained the tender, the name of (a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the

Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of CSW, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

    11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by CSW, in its sole discretion, and its determination shall be final and binding. CSW reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of CSW's counsel, be unlawful. CSW also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and CSW's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as CSW shall determine. None of CSW, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

    12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the Preferred Shareholder should promptly notify the Depositary by checking the Lost Certificates Box immediately following the Special Payment Instructions/Special Delivery Instructions and indicating the number of Shares lost, destroyed or stolen. The Preferred Shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement): (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

    IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY (OR A FACSIMILE COPY HEREOF), DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT).

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with such Preferred Shareholder's correct TIN on Substitute Form W-9 below or, if applicable, a properly completed Form W-8 (Certificate of Foreign Status). If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Preferred Shareholder may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                  PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on a Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder is exempt from federal income tax backup withholding or
(b) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (c) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code on the Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

    The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                PAYER'S NAME: THE BANK OF NEW YORK
SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN IN      Social Security Number OR
FORM W-9                     THE BOX AT RIGHT AND CERTIFY BY       Employer Identification Number
                             SIGNING AND DATING BELOW.              TIN ------------------------
                             Name (Please Print)                 PART 2--
                             Address                             For Payees Exempt from Backup
                             City State Zip Code                 Withholding (See Guidelines)
                                                                 ---------------------
                             PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                             (1) the number shown on this form is my correct taxpayer
                             identification number (or a TIN has not been issued to me but I have applied for a TIN or intend to do so in the near future), and (2) I am not subject to backup withholding either because I am exempt from backup withholding or I have not been notified by the Internal Revenue
PAYER'S REQUEST FOR          Service (the "IRS") that I am subject to backup withholding as a
TAXPAYER
IDENTIFICATION NUMBER (TIN)  result of a failure to report all interest or dividends or the IRS has
AND CERTIFICATION            notified me that I am no longer subject to backup withholding. I understand that, if I have written "Applied For" in the space for the
                             TIN in Part 1, I must provide a TIN by the time of payment, or 31% of the Cash Payment or the payment of the purchase price of the Shares made to me will be withheld.

                             SIGNATURE DATE, 1997
                             You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                             NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
                             WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER
                             OR PROXY SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
                             CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
                             FOR ADDITIONAL DETAILS.

                              THE DEALER MANAGERS:

               GOLDMAN, SACHS & CO.                                 SMITH BARNEY INC.
                 85 Broad Street                                   388 Greenwich Street
             New York, New York 10004                            New York, New York 10013
                  (800) 828-3182                                      (800) 655-4811
                                                                Attention: Paul S. Galant

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                           (800) 290-6432 (Toll Free)

                        LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
               SHARES OF 6.95% SERIES CUMULATIVE PREFERRED STOCK
                            CUSIP NUMBER 845437 80 5
                                       OF
                      SOUTHWESTERN ELECTRIC POWER COMPANY
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY
                      CENTRAL AND SOUTH WEST CORPORATION,
                    DATED MARCH 18, 1997, FOR PURCHASE AT A
                      PURCHASE PRICE OF $103.13 PER SHARE
                                     AND/OR
                     VOTED PURSUANT TO THE PROXY STATEMENT
                                       OF
                      SOUTHWESTERN ELECTRIC POWER COMPANY

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., CENTRAL TIME, ON
            WEDNESDAY, APRIL 16, 1997, UNLESS THE OFFER IS EXTENDED.

           THE PROXY CONTAINED IN THIS DOCUMENT IS IN RESPECT OF THE
      SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 1997, OR ON
           SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

                     BY MAIL:                                 BY HAND OR OVERNIGHT COURIER:

           Tender & Exchange Department                        Tender & Exchange Department
                  P.O. Box 11248                                    101 Barclay Street
              Church Street Station                             Receive and Deliver window
          New York, New York 10286-1248                          New York, New York 10286

                           BY FACSIMILE TRANSMISSION:
                        (for Eligible Institutions only)
                                 (212) 815-6213

                     INFORMATION AND CONFIRM BY TELEPHONE:
                                 (800) 507-9357

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)

(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))

    PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CENTRAL AND SOUTH WEST CORPORATION WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, SOUTHWESTERN ELECTRIC POWER COMPANY WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

    HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON MARCH 21, 1997 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD ON THE RECORD DATE OF SUCH SHARES. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES MARCH 19, 1997 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE, TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

    NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

    The undersigned hereby appoints Michael D. Smith, Karen C. Martin, and Joe Lambright, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting, all the shares of cumulative preferred stock of Southwestern Electric Power Company ("SWEPCO") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Wednesday, April 16, 1997, or any adjournment(s) or postponement(s) thereof.

    NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

    THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SWEPCO. The proxy contained herein, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1.

    Indicate your vote by an (X). The Board of Directors recommends voting FOR
Item 1.

ITEM 1.

    HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

    To remove from the Restated Certificate of Incorporation subparagraph (c) of paragraph 5 of Article Fourth in its entirety, which limits SWEPCO's ability to issue unsecured indebtedness.

                  / /  FOR      / /  AGAINST      / /  ABSTAIN

    SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

    Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of SWEPCO its entitlement to exercise or transfer this Proxy.

    This will ordinarily require an assignment by such record holders in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting. / /

                            SIGNATURE(S) OF OWNER(S)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------

Dated:
--------------------------------------, 1997

Name(s):
-------------------------------------------------------------

 .....................................................

                                 (PLEASE PRINT)

Capacity (full title):
---------------------------------------------------

Address:
-------------------------------------------------------------

 .....................................................

                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:
------------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                                                    DESCRIPTION OF SHARES
                                 (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION
                                                  APPEARS ON CERTIFICATE(S))
                                         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                                          TOTAL NUMBER OF                              NUMBER OF SHARES NOT
                                                       SHARES REPRESENTED BY        NUMBER OF           TENDERED BUT AS TO
  CERTIFICATE NUMBER(S)*                                  CERTIFICATE(S)*       SHARES TENDERED**    WHICH PROXIES GIVEN ONLY

*   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

    If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-507-9357. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee.

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
----------------------------

Name:
----------------------------

Name of Firm:
----------------------------

Address of Firm:
----------------------------

Area Code and Telephone No.:
----------------------------

Dated:
----------------------------, 1997

      IF SELLING SHARES SUBSEQUENT TO MARCH 18, 1997, A RECORD HOLDER MUST
                    COMPLETE THE FOLLOWING IRREVOCABLE PROXY

           PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
              PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
                  WAS NOT A HOLDER OF RECORD ON MARCH 18, 1997

                               IRREVOCABLE PROXY
                         with respect to shares of the
                    6.95% Series Cumulative Preferred Stock
                                       of
                 SOUTHWESTERN ELECTRIC POWER COMPANY ("SWEPCO")

                  the undersigned hereby irrevocably appoints
                         ______________________________
                        Type or Print Name of Transferee

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on March 18, 1997, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such shares on any and all matters.

    This proxy shall be effective whether or not the shares indicated below are tendered in the Offer.

    This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

    All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and SWEPCO upon the terms and subject to the conditions of the Offer.

                                    DESCRIPTION OF PREFERRED STOCK
          CERTIFICATE NUMBER(S) (ATTACH                              AGGREGATE NUMBER
                LIST IF NECESSARY)                                      OF SHARES

                                                    TOTAL:

              Signature of Record or                              Signature of Record or
               Authorized Signatory                                Authorized Signatory

                Type of Print Name                                  Type or Print Name

                   Dated: , 19                                         Dated: , 19

Tax Identification or Social Security No(s).

Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the
Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

                       Name                                              Address
                   Please Print                                      Include Zip Code
                                                                  Area Code and Tel. No.

Capacity (Full Title) __________________________________________________________
________________________________________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm: __________________________________________________________________
Authorized Signature: __________________________________________________________
Title: _________________________________________________________________________
Dated: _______________________________________________________________, 19______

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL
      AND PROXY MUST BE COMPLETED, INCLUDING THE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN TO THE DEPOSITARY AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED ABOVE AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

    DO NOT SEND ANY CERTIFICATES TO GOLDMAN, SACHS & CO., SMITH BARNEY INC., D.F. KING & CO., INC., CENTRAL AND SOUTH WEST CORPORATION, OR SOUTHWESTERN ELECTRIC POWER COMPANY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED.

    This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded herewith or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below).

    Preferred Shareholders who wish to tender Shares yet who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO CENTRAL AND SOUTH WEST CORPORATION, SOUTHWESTERN ELECTRIC POWER COMPANY OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

/ /    CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

    A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

    / / A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

    / /    A vote FOR the Proposed Amendment will be cast at the Special
       Meeting.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

       Name of tendering institution:
     ------------------------------------------------------------------------
     / /  DTC                    / /  PDTC
     Account No:
     ---------------------------------------------------------------------------
     Transaction Code No:
 -------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)
-------------------------------------------------------------------

Date of execution of Notice of Guaranteed Delivery and Proxy
-----------------------------------------------

Name of institution that guaranteed delivery
------------------------------------------------------------

If delivery is by book-entry transfer:

Name of tendering institution
--------------------------------------------------------------------------

Account no.
---------------------- at / /  DTC    / /  PDTC

Transaction Code No.
--------------------------------------------------------------------------------

    A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

        / / A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

        / / A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

        / / A valid vote FOR the Proposed Amendment will be cast at the Special Meeting.

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The abovesigned hereby tenders to Central and South West Corporation, a Delaware corporation ("CSW"), the shares in the amount set forth in the box above labeled "Description of Shares Tendered" pursuant to CSW's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Southwestern Electric Power Company ("SWEPCO"), a Delaware corporation and direct utility subsidiary of CSW, shown on the first page hereof and to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated March 18, 1997 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO SWEPCO'S RESTATED CERTIFICATE OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). See "Proposed Amendment and Proxy Solicitation", "Terms of the Offer--Extension of Tender Period; Termination; Amendments" and "Terms of the Offer--Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, CSW all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of CSW, (b) present such Shares for registration and transfer on the books of SWEPCO and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from CSW and transmitting payment to tendering shareholders.

    The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by CSW, CSW will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or CSW to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

    All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

    The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer. CSW's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and CSW upon the terms and subject to the conditions of the Offer.

    The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, CSW may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

    Unless otherwise indicated in the box below under the heading "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Unless otherwise indicated in the box below under the heading "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that CSW has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if CSW does not accept for payment any of the Shares so tendered.


       SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 1, 4, 6 AND 7)             (SEE INSTRUCTIONS 4, 6 AND 7)
    To be completed ONLY if the check for       To be completed ONLY if the check for
the purchase price of Shares purchased,         the purchase price of Shares
the certificates for Shares not tendered    purchased, the certificates for Shares not
or not purchased or the check for the Cash  tendered or not purchased or the check for
Payment are to be issued in the name of     the Cash Payment are to be mailed to
someone other than the abovesigned.         someone other than the abovesigned or to
Issue  / / check and/or                     the abovesigned at an address other than
      / / certificate(s) to:                that shown below the abovesigned's
Name                                        signature(s).
              (PLEASE PRINT)                Mail  / / check and/or
Address                                          / / certificate(s) to:
            (INCLUDE ZIP CODE)              Name
       (TAXPAYER IDENTIFICATION OR                        (PLEASE PRINT)
         SOCIAL SECURITY NUMBER)            Address
                                                        (INCLUDE ZIP CODE)

                                LOST CERTIFICATES BOX

    / / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN AND
        WISH TO TENDER HAVE BEEN DESTROYED OR STOLEN. (SEE INSTRUCTION 12.)
      Number of Shares represented by lost, destroyed or stolen certificates:
        ---------------

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

    As provided in Instruction 10, CSW will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer in transactions for beneficial owners of fewer than 2,500 Shares and a solicitation fee of $1.00 per Share in transactions for beneficial owners of 2,500 or more Shares, provided that solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Managers and 20% to any Soliciting Dealer (which may be a Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

    The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:
Name of Firm: __________________________________________________________________

                                 (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: _______________________________________________________

Telephone Number of Broker
or Financial Consultant: _______________________________________________________

Identification Number (if known):
Address: _______________________________________________________________________

                               (INCLUDE ZIP CODE)

    The following is to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER                                  NUMBER OF SHARES TENDERED
                                (ATTACH ADDITIONAL LIST IF NECESSARY)

    The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by CSW; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

    THE PAYMENT OF COMPENSATION TO ANY SOLICITING DEALER IS DEPENDENT ON SUCH SOLICITING DEALER RETURNING A NOTICE OF SOLICITED TENDERS TO THE DEPOSITARY.

                 (IF SHARES ARE BEING TENDERED, PLEASE COMPLETE
            SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE)
SIGN HERE: _____________________________________________________________________

                             Signature of Owner(s)
                                         _______________________________________

                             Signature of Owner(s)

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by CSW (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other documents required by this Letter of Transmittal and Proxy must be received by the Depositary by 5:00 p.m. (central time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

    THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Price; Expiration Date Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal and Proxy (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO SWEPCO'S RESTATED CERTIFICATE OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this

Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is taken to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained within this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "PROPOSED AMENDMENT AND PROXY SOLICITATION" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of SWEPCO on the Record Date (as defined in the Offer to Purchase and Proxy Statement). Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record on the Record Date of such Shares. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of SWEPCO his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on Wednesday, March 19, 1997 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

    4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions", as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered or voted under either Tender and Proxy Document is held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

    If any of the Shares tendered or voted under either Tender and Proxy Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations of certificates.

    If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to CSW of the authority of such person to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, CSW will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price and Dividend" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)", then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

    8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder or a Preferred Shareholder voting in favor of the Proposed Amendment is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to 31% federal income tax backup withholding on the payment of the purchase price for the Shares or the Cash Payment. If the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Preferred Shareholder may write "Applied For" in the space for the TIN in Part 1 of Substitute Form W-9. If the Preferred Shareholder writes "Applied For" in the space for the TIN in Substitute Form W-9 and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on the payment of the purchase price for the Shares or the Cash Payment.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at CSW's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

    10. SOLICITED TENDERS. CSW will pay a solicitation fee of $1.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer in transactions for beneficial owners of fewer than 2,500 Shares and a solicitation fee of $1.00 per Share in transactions for beneficial owners of 2,500 or more Shares, provided that solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Managers and 20% to any Soliciting Dealer (which may be a Dealer Manager), covered by the Letter of Transmittal and Proxy which designates, under the heading "Solicited Tenders", as having solicited and obtained the tender, the name of (a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the

Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of CSW, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

    11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by CSW, in its sole discretion, and its determination shall be final and binding. CSW reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of CSW's counsel, be unlawful. CSW also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and CSW's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as CSW shall determine. None of CSW, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

    12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the Preferred Shareholder should promptly notify the Depositary by checking the Lost Certificates Box immediately following the Special Payment Instructions/Special Delivery Instructions and indicating the number of Shares lost, destroyed or stolen. The Preferred Shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement): (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

    IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY (OR A FACSIMILE COPY HEREOF), DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT).

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with such Preferred Shareholder's correct TIN on Substitute Form W-9 below or, if applicable, a properly completed Form W-8 (Certificate of Foreign Status). If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Preferred Shareholder may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                  PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on a Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder is exempt from federal income tax backup withholding or
(b) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (c) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code on the Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

    The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                PAYER'S NAME: THE BANK OF NEW YORK
SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN IN      Social Security Number OR
FORM W-9                     THE BOX AT RIGHT AND CERTIFY BY       Employer Identification Number
                             SIGNING AND DATING BELOW.              TIN ------------------------
                             Name (Please Print)                 PART 2--
                             Address                             For Payees Exempt from Backup
                             City State Zip Code                 Withholding (See Guidelines)
                                                                 ---------------------
                             PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                             (1) the number shown on this form is my correct taxpayer
                             identification number (or a TIN has not been issued to me but I have applied for a TIN or intend to do so in the near future), and (2) I am not subject to backup withholding either because I am exempt from backup withholding or I have not been notified by the Internal Revenue
PAYER'S REQUEST FOR          Service (the "IRS") that I am subject to backup withholding as a
TAXPAYER
IDENTIFICATION NUMBER (TIN)  result of a failure to report all interest or dividends or the IRS has
AND CERTIFICATION            notified me that I am no longer subject to backup withholding. I understand that, if I have written "Applied For" in the space for the
                             TIN in Part 1, I must provide a TIN by the time of payment, or 31% of the Cash Payment or the payment of the purchase price of the Shares made to me will be withheld.

                             SIGNATURE DATE, 1997
                             You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                             NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
                             WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER
                             OR PROXY SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
                             CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
                             FOR ADDITIONAL DETAILS.

                              THE DEALER MANAGERS:

               GOLDMAN, SACHS & CO.                                 SMITH BARNEY INC.
                 85 Broad Street                                   388 Greenwich Street
             New York, New York 10004                            New York, New York 10013
                  (800) 828-3182                                      (800) 655-4811
                                                                Attention: Paul S. Galant

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                           (800) 290-6432 (Toll Free)